Convertible Promissory Notes	12 Months Ended
Dec. 31, 2020
EQRx, INC. [Member]
Convertible Promissory Notes [Line Items]
CONVERTIBLE PROMISSORY NOTES

4. CONVERTIBLE PROMISSORY NOTES

On October 2, 2019, the Company entered into a note purchase agreement under which it issued the October 2019 Notes for an aggregate of $22.0 million. The October 2019 Notes became payable upon written election of the lenders any time after October 2, 2020 (the “Maturity Date”), subject to earlier conversion in the event of a preferred stock financing or repayment in the event of default. The October 2019 Notes automatically convert at the time of the Company’s first preferred stock financing, with a conversion price equal to 85% of the price paid per share in such financing.

The Company elected to account for the October 2019 Notes under the fair value option. On January 10, 2020, the Company closed on a Series A financing. Concurrent with the closing of the Series A financing, the October 2019 Notes converted at a conversion price per share equal to $0.79101, resulting in the issuance of 27,812,545 shares of Series A valued at $25.9 million.

Using the actual conversion price of $0.79101, the Company increased the fair value of the October 2019 Notes to $25.9 million in the consolidated balance sheet as of December 31, 2019 and recognized a loss of $3.9 million in other expense in the consolidated statement of operations and comprehensive loss for the period from Inception to December 31, 2019. As the October 2019 Notes were already valued at fair value at conversion, no gain or loss was recognized at conversion in the consolidated statement of operations and comprehensive loss during the year ended December 31, 2020.